Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2018
Significant Accounting Policies
Basis of presentation and use of estimates

Basis of presentation and use of estimates

The preparation of the Company’s consolidated financial statements is in conformity with Generally Accepted Accounting Principles in the United States (“US GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the periods reported. Actual results may differ materially from such estimates. The Company believes the basis of consolidation, fair value, the recognition of non-controlling interests,  revenue recognition, taxation, business combination, net income (loss) per share, goodwill and other long-lived assets, allowances for doubtful accounts, long-term investments, stock-based compensation and foreign currency represent critical accounting policies that reflect the more significant judgments and estimates used in the preparation of its consolidated financial statements.

In May 2014, the Financial Accounting Standards Board ("FASB") issued, ASU 2014-09, "Revenue from Contracts with Customers (Topic 606)." The Company adopted new revenue guidance since January 1, 2018 using the modified retrospective method. Results for reporting periods beginning on or after January 1, 2018 are presented under ASC 606, while prior period amounts are not adjusted and continue to be reported in accordance with the Company's historic accounting method under ASC 605. The main impacts are a) the presentation of value added tax recognized in revenue from "gross" to "net", which results in equal decrease of revenues and cost of revenues, and b) the recognition of revenues and expenses at fair value for advertising barter transactions, which mainly results in the increase of revenue and advertising expenses. The cumulative-effect adjustment on the retained earnings as of January 1, 2018 related to the initial application of the new revenue standard was immaterial.

In January 2016, the FASB issued an updated guidance, ASU 2016-1, Classification and Measurement of Financial Instruments, which intended to improve the recognition and measurement of financial instruments. The Company adopted the guidance as of the beginning of the fiscal year of 2018. After the adoption of this new accounting update in the first quarter of 2018, the Company measures equity investments other than equity method investments at fair value through earnings, which could vary significantly quarter to quarter. For those investments without readily determinable fair values, the Company elects to record these investments at cost, less impairment, and plus or minus subsequent adjustments for observable price changes. Changes in the basis of these investments are reported in current earnings starting from January 1, 2018. The cumulative effects of initially applying the guidance mainly related to the reclassification of unrealized gain of $38.7 million from accumulated other comprehensive income to retained earnings in relation to the available-for-sale securities on January 1, 2018, the date of initially applying the guidance (Refer to Note 4 for details).

Consolidation

Consolidation

The consolidated financial statements include the accounts of the Company, its wholly-owned and majority-owned subsidiaries and its variable interest entities (“VIEs”), of which the Company is the primary beneficiary. All significant intercompany balances and transactions have been eliminated.

To comply with PRC laws and regulations, the Company provides substantially all of its Internet content, online payment services and mobile value added service (“MVAS”) in China via its VIEs, which hold critical operating licenses that enable the Company to do business in China. Substantially all of the Company’s revenues, costs and net income (loss) in China are directly or indirectly generated through these VIEs. The Company has signed various agreements with its VIEs and legal shareholders of the VIEs to allow the transfer of economic benefits from the VIEs to the Company and to direct the activities of the VIEs.

The Company’s VIEs are wholly or partially owned by nominee shareholders of the Company. The capital for the VIEs is funded by the Company and recorded as interest-free loans to these nominee shareholders. These loans were eliminated with the capital of the VIEs during consolidation. Under various contractual agreements, nominee shareholders of the VIEs are required to transfer their ownership in these entities to the Company’s subsidiaries in China when permitted by PRC laws and regulations or to designees of the Company at any time for the amount of loans outstanding. All voting rights of the VIEs are assigned to the Company, and the Company has the right to appoint all directors and senior management personnel of the VIEs. The Company has also entered into exclusive technical service agreements with the VIEs, under which the Company provided technical and other services to the VIEs. In addition, nominee shareholders of the VIEs have pledged their shares in the VIEs as collateral for the non-payment of loans or for the technical and other services fees due to the Company. As of December 31, 2017 and 2018, the total amount of interest-free loans to these nominee shareholders was  $262.2 million and $294.9 million, respectively. The aggregate accumulated loss of all VIEs were approximately $34.9 million as of December 31, 2017 and the aggregate accumulated income were approximately $32.2 million as of December 31, 2018, which have been included in the consolidated financial statements.

The following table sets forth the assets, liabilities, results of operations and changes in cash, cash equivalents and restricted cash of the VIEs and their subsidiaries taken as a whole, which were included in the Company’s consolidated balance sheets and statements of comprehensive income (loss) with intercompany transactions eliminated:

	As of December 31,
	2017	2018
	(In thousands)
Total assets	$1,007,355	$1,142,515
Total liabilities	$689,459	$748,354

	Year Ended December 31,
	2016	2017	2018
	(In thousands)
Net revenues	$893,010	$1,372,419	$1,842,602
Net income (loss)	$(26,627)	$35,649	$67,063

	Year Ended December 31,
	2016	2017	2018
	(In thousands)
Net cash provided by (used in) operating activities	$139,225	$(78,813)	$(84,961)
Net cash used in investing activities	(152,719)	(70,971)	(443,588)
Net cash provided by financing activities	37,021	128,730	399,182
Net increase (decrease) in cash, cash equivalents and restricted cash	$23,527	$(21,054)	$(129,367)

As of December 31, 2017 and 2018, the total assets for the consolidated VIEs were $1,007.4 million and $1,142.5 million,  respectively, which mainly comprised of $187.4 million and $184.6 million in cash, cash equivalents and short-term investments, $216.2 million and $97.0 million in restricted cash and the remaining balances include goodwill, intangible assets, accounts receivable, long-term investments and property and equipment. As of December 31, 2017 and 2018, total liabilities for the consolidated VIEs were $689.5 million and $748.4 million,  respectively, which mainly included $327.1 million and $400.7 million in accrued expenses and other current liabilities, $216.2 million and $97.0 million in amounts due to customers related to SINA Pay, $29.0 million and $31.5 million in income taxes payable, $99.0 million and $97.8 million in deferred revenues, and nil and $59.2 million in short-term bank loan,  respectively.

Under the contractual arrangements with the VIEs, the Company has the power to direct activities of the VIEs and can have assets transferred freely out of the VIEs without restrictions. Therefore, the Company considers that there is no asset of VIEs that can only be used to settle obligations of the respective VIEs, except for registered capital and PRC statutory reserves of VIEs amounting to a total of $336.8 million and $374.2 million as of December 31, 2017 and 2018, respectively. Since the VIEs are incorporated as limited liability companies under the PRC Company Law, creditors of the VIEs do not have recourse to the general credit of the Company. There is currently no contractual arrangement that would require the Company to provide additional financial support to the VIEs. As the Company is conducting certain businesses mainly through its VIEs, the Company may provide such support on a discretionary basis in the future, which could expose the Company to a loss.

The following is a summary of the Company’s major VIEs and subsidiary of VIEs as of December 31, 2018:

•

Beijing SINA Internet Information Service Co., Ltd. (the “ICP Company”), a Chinese company controlled through business agreements, is responsible for operating www.sina.com and www.sina.cn in connection with its Internet content company license, sell online advertising and provide MVAS with its Value-Added Telecommunication Services Operating License via third-party operators in China. It is owned by four nominee shareholders of the Company. The register capital of the ICP Company is $121.7 million.

•

Beijing Star-Village Online Cultural Development Co., Ltd. (“StarVI”), formerly Beijing Star-Village.com Cultural Development Co., Ltd, a Chinese company controlled through business agreements, mainly is responsible for providing online advertising services through SINA News APP and www.sina.cn since April 2017. Before this, Star VI mainly provided MVAS in China via third-party operators under its Value-Added Telecommunication Services Operating License. It is owned by three nominee shareholders of the Company. The registered capital of the StarVI is $1.2 million.

•

Jinzhuo Hengbang Technology (Beijing) Co., Ltd. (“the IAD Company”), formerly Beijing SINA Infinity Advertising Co., Ltd., is an advertising agency in China controlled through business agreements and approved for the design, production, issuance and serving as an agency of advertisements. It is owned by two  nominee shareholders of the Company. The registered capital of the IAD Company is $24.8 million.

•

Beijing Weimeng Technology Co., Ltd (“Weimeng”), a Chinese company controlled through business agreement, is responsible for operating www.weibo.com and www.weibo.cn in connection with its Internet content company license and providing MVAS in China via third-party operators under its Value-Added Telecommunication Services Operating License. It is owned by four nominee shareholders of the Company. The registered capital of Weimeng is $84.9 million.

•

Beijing Weibo Interactive Internet Technology Co., Ltd. (‘‘Weibo Interactive’’),  an online-game platform company, was acquired by the IAD Company in May 2013. All of the equity interest in Weibo Interactive was transferred to Weimeng in December 2013. The registered capital of Weibo Interactive is $8.7 million.

•	Beijing Sina Payment Technology Co., Ltd. (“SINA Pay”), an online payment service company wholly owned by the ICP Company. The registered capital of SINA Pay is $15.7 million.

•	Beijing Weiju Future Technology Co. Ltd. ("Weiju"), a lending related service company, was acquired by the Company in July 2017. The registered capital of Weiju is $3.7 million.

Unrecognized revenue-producing assets held by the VIEs mainly include licenses, such as the Internet Content Provision License, the Value-Added Telecommunication Services Operating License, the Online Culture Operating Permit, Payment Service License and trademarks, patents, copy rights and the domain names.  Recognized revenue-producing assets held by the VIEs include core technology, vendor-relationship contracts, trademarks, domain names, customer lists relating to game-related services, lending-related service, living streaming and online payment platform technology, arising from acquisitions. Unrecognized revenue-producing assets, held by the Wholly Foreign Owned Enterprises (“WFOEs”), include customer lists relating to advertising and marketing services, game-related services, Weibo VIP memberships and data licensing, as well as trademarks.

The following is a summary of the VIE agreements between our wholly owned subsidiary, Sina.com Technology (China) Co., Ltd. ("STC"), our VIE ICP Company and ICP Company's shareholders:

Loan Agreements. STC has granted interest-free loans to the shareholders of the VIEs with the sole purpose of providing funds necessary for the capital injection into the VIEs. The terms of the loans in general are for 10 years. STC, at its own discretion, has the right to shorten or extend the terms of the loans if necessary. These loans were eliminated with the capital of the VIEs during consolidation.

Share Transfer Agreements. Each shareholder of the ICP Company has granted STC an option to purchase his/her shares in the respective VIEs at a purchase price equal to the amount of capital injection. STC may exercise such option at any time until it has acquired all shares of such VIE, subject to applicable PRC laws. The options will be effective until the earlier of (i) the shareholders of the ICP Company and STC have fully performed their obligations under this agreement, or (ii) the respective shareholders of the ICP Company and STC agree to terminate the share transfer agreement in writing.

Agreements on Authorization to Exercise Shareholder’s Voting Power.  Each shareholder of the ICP Company has authorized STC to exercise all of his/her voting power as a shareholder of the ICP Company. The authorizations are irrevocable and will not expire until the ICP Company dissolves. Modification, supplement or adjustment of the terms may only be made with the consents from STC.

Share Pledge Agreements.  Each shareholder of the ICP Company has pledged all of his/her shares in ICP Company and all other rights relevant to the share rights to STC, as a collateral security for his/her obligations to pay off all debts to STC under the loan agreement and for the payment obligations of the ICP Company under the trademark license agreement and the technical services agreement. In the event of default of any payment obligations, STC will be entitled to certain rights, including transferring the pledged shares to itself and disposing of the pledged shares through a sale or auction. During the term of each agreement, STC is entitled to receive all dividends and distributions paid on the pledged shares. The pledges will be effective until the earlier of (i) the three-year anniversary of the due date of the last guaranteed debt, (ii) the ICP Company and its shareholders have fully performed their obligations under the above-referred agreements, or (iii) STC has unilaterally consented to terminate the respective share pledge agreement.

Loan Repayment Agreements. Each shareholder of the ICP Company has agreed that the interest-free loans under the loan agreements shall only be repaid through share transfer. Once the share transfers are completed, the purchase price for the share transfer will be offset against the loan repayment. The loan repayment agreements will be effective until the earlier of (i) the shareholders of the ICP Company and STC have fully performed their obligations under the respective agreement, and (ii) the respective shareholders of the ICP Company and STC agree to terminate the share transfer agreement in writing.

Exclusive Technical Services Agreements.  Each shareholder of the ICP Company below has entered into an exclusive technical services agreement with STC pursuant to which STC is engaged to provide certain technical services to the ICP Company. The exclusive technical services agreement can only be prematurely terminated by STC and will not expire until the ICP Company dissolves, and the service fees are adjusted annually through written agreements. Due to its control over the respective VIEs, the Company’s wholly owned subsidiaries have the right to determine the service fees to be charged to the respective VIEs by considering, among others, the technical complexity of the services, the actual costs that may be incurred for providing the services, the operations of each VIE, applicable tax rates, planned capital expenditures and business strategies.

The ICP Company has engaged STC to provide technical services for its (i) online advertising and other related businesses, and (ii) value-added telecommunication and other related businesses. The ICP Company is obligated to pay service fees to STC.

Exclusive Sales Agency Agreements.  The ICP Company has granted STC the exclusive right to distribute, sell and provide agency services for all the products and services provided by the ICP Company. These exclusive sale agency agreements will not expire until the ICP Company is dissolved.  The Exclusive Sales Agency Agreements enable us to collect sales agency fees from the ICP Company if we decide to do so.

Trademark License Agreements.  STC has granted the ICP Company trademark licenses to use the trademarks held by STC, in specific areas, and the ICP Company is obligated to pay license fees to STC. The terms of these agreements are for one year and are automatically renewed provided that there is no objection from STC. In addition, only STC can terminate its trade license agreement prematurely.

(i) STC, our VIE IAD Company and IAD Company’s shareholders, (ii) our subsidiary Starshining Mobile Technology (China)  Ltd. (“Star Shining”), our VIE StarVI and StarVI’s shareholders, and (iii) our subsidiary Weibo Internet Technology (China)  Ltd. (“Weibo Technology”), our VIE Weimeng and Weimeng’s shareholders have also entered into VIE agreements in substantially the same form as described above, except for the below specific services provided under the exclusive technical services agreement.

The IAD Company has engaged STC to provide technical services for its (i) online advertising and other related businesses, and (ii) value-added telecommunication and other related businesses. Pursuant to changes in applicable PRC laws in 2008, SINA  established two wholly owned subsidiaries to engage directly in online advertising and related businesses.

StarVI has engaged Star Shining to provide technical services for its Internet information service, and Star Shining  has the sole right to appoint any company or companies at its discretion to perform such technical services.

Weimeng has engaged Weibo Technology to provide technical services for its online advertising and other related businesses.

The service fees that the Company's wholly owned subsidiaries charged to the major VIEs amounted to $467.6 million, $784.8 million and $985.6 million, respectively, for the fiscal years ended December 31, 2016, 2017 and 2018, respectively.

The Company believes that the contractual arrangements among its subsidiaries, the VIEs and its shareholders are in compliance with the current PRC laws and legally enforceable. However, uncertainties in the interpretation and enforcement of the PRC laws, regulations and policies could limit the Company’s ability to enforce these contractual arrangements. As a result, the Company may be unable to consolidate the VIEs and its subsidiary in the consolidated financial statements. The Company’s ability to control its VIEs also depends on the authorization by the shareholders of the VIEs to exercise voting rights on all matters requiring shareholders’ approval in the VIEs. The Company believes that the agreements on authorization to exercise shareholder’s voting power are legally enforceable. In addition, if the legal structure and contractual arrangements with its VIEs were found to be in violation of any future PRC laws and regulations, the Company may be subject to fines or other actions. The Company believes the possibility that it will no longer be able to control and consolidate its VIEs as a result of the aforementioned risks and uncertainties is remote.

Non-controlling interests

Non-controlling interests

For the Company’s majority-owned subsidiaries and VIEs, non-controlling interests are recognized to reflect the portion of their equity that are not attributable, directly or indirectly, to the Company as the controlling shareholders. The majority of the Company’s non-controlling interests relate to Weibo Corporation and its subsidiaries. To reflect the economic interest in Weibo held by non-controlling shareholders, Weibo’s net income (loss) attributable to the non-controlling ordinary shareholders is recorded as non-controlling interests in the Company’s consolidated statements of comprehensive income (loss). Non-controlling interests are classified as a separate line item in the equity section of the Company’s consolidated balance sheets and have been separately disclosed in the Company’s consolidated financial statements to distinguish the interests from that of the Company.

Fair value

Fair value

All financial assets and liabilities are recognized or disclosed at fair value in the consolidated financial statements on a recurring basis. Accounting guidance defines fair value as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required or permitted to be recorded at fair value, the Company considers the principal or most advantageous market in which it would transact and it considers assumptions that market participants would use when pricing the asset or liability.

The Company remeasures the equity method investments at fair value on a non-recurring basis only if an impairment charge were to be recognized. For those investments without readily determinable fair value, the Company measures them at fair value when observable price changes or impairments are identified. The fair values of the Company’s privately held investments as disclosed are determined based on the discounted cash flow model using the discount curve of market interest rates or based on the similar transaction price in the market directly. The fair values of the Company’s equity investments in the equity securities of publicly listed companies are measured using quoted market prices. The fair values of the Company's investments in private equity funds are measured using net asset value per share as a practical expedient, provided certain criteria are met. The Company’s non-financial assets, such as intangible assets, goodwill and fixed assets, would be measured at fair value only if they were determined to be impaired.

Accounting guidance establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Accounting guidance establishes three levels of inputs that may be used to measure fair value:

•	Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

•

Level 2 applies to assets or liabilities for which there are inputs other than quoted prices included within Level 1 that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical asset or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

•	Level 3 applies to asset or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

The Company uses significant unobservable inputs to measure the fair value of guarantee liabilities. Guarantee liabilities are categorized in the Level 3 valuation hierarchy based on the significance of unobservable factors. The carrying amount of cash and cash equivalents, short-term investments, restricted cash, accounts receivable and other current assets, accounts payable, amount due to customers and accrued expenses  and other current  liabilities (excluded for guarantee liabilities) approximates fair value.

Net income (loss) per share

Net income (loss) per share

Basic net income (loss) per share is computed using the weighted average number of ordinary shares outstanding during the period. Options to purchase ordinary shares and restricted share units are not considered outstanding in computation of basic earnings per share. Diluted net income (loss) per share is computed using the weighted average number of ordinary shares and potential ordinary shares outstanding during the period, which include options to purchase ordinary shares, restricted share units and conversion of the convertible debt. The computation of diluted net income (loss) per share does not assume conversion, exercise, or contingent issuance of securities that would have an anti-dilutive effect (i.e. an increase in earnings per share amounts or a decrease in loss per share amounts) on net income (loss) per share. Additionally, the Company takes into account the effect on consolidated net income (loss) per share of dilutive shares of entities in which the Company holds equity interests and interest expenses along with relevant amortized issuance costs of convertible debt under certain circumstances. The dilutive impact from equity interests mainly include long-term investments accounted for using the equity method and the consolidated subsidiaries, such as Weibo.

Cash equivalents

Cash equivalents

The Company considers all highly liquid investments with original maturities of three months or less as cash equivalents. Cash equivalents are comprised of investments in time deposits that mature within three months, which are stated at cost plus accrued interest, and money market funds are stated at fair market value.

Restricted cash and amount due to customers

Restricted cash and amount due to customers

The restricted cash primarily represents the cash balances temporarily held on account for the merchant customers of the Company through the SINA Pay online payment platform and is considered legally restricted with the release of Measures for Online Payment Business of Non-financial Institutions by the People’s Bank of China (“PBOC”) in December 2015. The Company can only use segregated bank accounts for such customer amounts and the cash in the segregated accounts can only be used for the online payment business as designated by the customers.

Amount due to customers represents the balances that are payable on demand to customers and therefore reflected as current liability on the consolidated balance sheets. The SINA Pay customer accounts are used to facilitate payments to online merchants or third party banks and are deemed as pass through accounts between the payor and the online merchant. The balances are in-transit to customers and the payments are normally made within the normal trade settlement dates. The changes in amount due to customers are presented within operating activities in the consolidated statements of cash flows.

Short-term bank loans

Short-term bank loans

Short-term bank loans as of December 31, 2017 and 2018 amounted to $89.3 million and $78.2 million, respectively, which consisted of several bank borrowings denominated in RMB. All of these bank borrowings were repayable within one year. The effective interest rate for the outstanding borrowings for 2017 and 2018 ranged from approximately 4.6% and 4.8% per annum.

Business combination

Business combination

Business combinations are recorded using the purchase method of accounting, and the cost of an acquisition is measured as the aggregate of the fair values at the date of exchange of the assets given, liabilities incurred, and equity instruments issued as well as the contingent considerations and all contractual contingencies as of the acquisition date. The costs directly attributable to the acquisition are expensed as incurred. Identifiable assets, liabilities and contingent liabilities acquired or assumed are measured separately at their fair value as of the acquisition date, irrespective of the extent of any non-controlling interests. The excess of the (i) the total of consideration of acquisition, fair value of the non-controlling interests and acquisition date fair value of any previously held equity interest in the subsidiary acquired over (ii) the fair value of the identifiable net assets of the subsidiary acquired is recorded as goodwill. If the consideration of acquisition is less than the fair value of the net assets of the subsidiary acquired, the difference is recognized directly in the consolidated statements of comprehensive income (loss).

In a business combination achieved in stages, the Company remeasures its previously held equity interest in the acquiree immediately before obtaining control at its acquisition-date fair value and the re-measurement gain or loss, if any, is recognized in earnings. The determination and allocation of fair values to the identifiable assets acquired, liabilities assumed and non-controlling interests is based on various assumptions and valuation methodologies requiring considerable judgment from management. The most significant variables in these valuations are discount rates, terminal values, the number of years on which to base the cash flow projections, as well as the assumptions and estimates used to determine the cash inflows and outflows. The Company determines discount rates to be used based on the risk inherent in the related activity’s current business model and industry comparisons. Terminal values are based on the expected life of assets, forecasted life cycle and forecasted cash flows over that period.

Goodwill

Goodwill

Goodwill represents the excess of the purchase price over the fair value of the identifiable assets and liabilities acquired as a result of the Company’s acquisitions of interests in its subsidiaries and consolidated VIEs. The Company assesses goodwill for impairment in accordance with ASC subtopic 350-20 (“ASC 350-20”), Intangibles - Goodwill and Other: Goodwill, which requires that goodwill be tested for impairment at the reporting unit level at least annually and more frequently upon the occurrence of certain events, as defined by ASC 350-20.  US GAAP provides the option to apply the qualitative assessment first and then the quantitative assessment, if necessary, or to apply the quantitative assessment directly. The qualitative approach starts the goodwill impairment test by assessing qualitative factors by taking into consideration of macroeconomics, overall financial performance, industry and market conditions and the share price of the Company, to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If so, the quantitative impairment test is performed; otherwise, no further testing is required. When the Company performs the quantitative impairment test, the Company firstly determines whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. For those reporting units where it is determined that it is more likely than not that their fair values are less than the units’ carrying amounts, the Company performs the second step of a two-step quantitative goodwill impairment test to allocate the fair value of reporting units to all of the assets and liabilities of that unit (including any unrecognized intangible assets) as if the reporting unit had been acquired in a business combination.  Application of a goodwill impairment test requires significant management judgment, including the identification of reporting units, assigning assets and liabilities to reporting units, assigning goodwill to reporting units, and determining the fair value of each reporting unit. The judgment in estimating the fair value of reporting units includes estimating future cash flows, determining appropriate discount rates and making other assumptions. Changes in these estimates and assumptions could materially affect the determination of fair value for each reporting unit.

Long-lived assets

Long-lived assets

Intangible assets mainly include land use rights and certain intangible assets arising from acquisitions. Land use rights represent the land use rights acquired for the purpose of constructing offices, which is being amortized on a straight-line basis over the term of the land use right period, approximately 50 years. The acquisition related intangible assets are recognized at fair value upon acquisition and amortized on a straight-line basis over their estimated useful lives, generally from one to ten years. The amortization of intangible assets was $1.9 million, $4.6 million and $9.1 million for 2016, 2017 and 2018, respectively.

Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, as follows:

Office building	-	45 years
Office building related facilities	-	20 years
Furniture and fixtures	-	5 years
Computers and equipment	-	3 to 4 years
Leasehold improvements	-	over the shorter of the estimated useful lives of the assets or the remaining lease term

Depreciation expenses were $26.6 million, $28.6 million and $32.1 million for 2016, 2017 and 2018, respectively.

All direct and indirect costs that are related to the construction of fixed assets and incurred before the assets are ready for their intended use are capitalized as prepayment for office building in other assets. Prepayment for office building is transferred to specific fixed assets items and depreciation of these assets commences when they are ready for their intended use.

Long-lived assets and certain identifiable intangible assets other than goodwill to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. Determination of recoverability is based on an estimate of undiscounted future cash flows resulting from the use of the asset and its eventual disposition. Measurement of any impairment loss for long-lived assets and certain identifiable intangible assets that management expects to hold or use is based on the amount by which the carrying value exceeds the fair value of the asset. The impairment charges of intangible assets for the years ended December 31, 2016, 2017 and 2018 was $3.5 million, nil and $12.7 million, respectively (Note 6).

Long-term investments

Long-term investments

Long-term investments are comprised of investments in publicly traded companies, privately-held companies and limited partnerships.

Equity Securities Accounting For Under the Equity Method

The Company uses the equity method to account for common-stock-equivalent equity investments and limited-partnership investments in entities over which it has significant influence but does not own a majority equity interest or otherwise control.

Equity Securities Other Than Equity Method Investments Prior To 2018

Before adopting ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities, for long-term investments over which the Company does not have significant influence, the cost method accounting is used. For long-term investments in shares that are not ordinary shares or in-substance ordinary shares and that do not have readily determinable fair value, the cost method accounting is used. Investments in limited partnerships over whose operating and financing policies the Company has virtually no influence are accounted for using the cost method.

Marketable equity securities were reported at fair value, classified and accounted for as available-for-sale securities prior to 2018 and its changes in fair value were previously reported in other comprehensive income. The Company assessed its available-for-sale securities for other-than-temporary impairment by considering factors including, but not limited to, its ability and intent to hold the individual security, severity of the impairment, expected duration of the impairment and forecasted recovery of fair value. Investments classified as available-for-sale securities are reported at fair value with unrealized gains or losses, if any, recorded in accumulated other comprehensive income in shareholders’ equity. If the Company determined a decline in fair value is other-than-temporary, the cost basis of the individual security was written down to fair value as a new cost basis and the amount of the write-down was accounted for as a realized loss charged to the consolidated statements of comprehensive income. The fair value of the investment would then become the new cost basis of the investment and are not adjusted for subsequent recoveries in fair value.

Adoption of ASU 2016-01

Beginning January 1, 2018, the Company measures equity investments other than equity method investments at fair value through earnings. For those equity investments without readily determinable fair values, the Company elects to record these investments at cost, less impairment, and plus or minus subsequent adjustments for observable price changes. Under this measurement alternative, changes in the carrying value of the equity investment will be required to be made whenever there are observable price changes in orderly transactions for the identical or similar investment of the same issuer. The Company makes reasonable efforts to identify price changes that are known or that can reasonably be known.

The marketable equity securities were reclassified as investment with readily determinable fair values beginning January 1, 2018. There will no longer be an available-for-sale classification for equity securities.

Prior to the adoption of ASU 2016-01,the Company recorded investments in private equity funds without significant influence exerted by the Company under cost method. Under the new guidance, investments in private equity funds using the Net Asset Value (“NAV”) practical expedient under ASC 820 are required to be measured at fair value on a recurring basis.

Pursuant to ASC 321, for equity investments measured at fair value with changes in fair value recorded in earnings, the Company does not assess whether those securities are impaired. For those equity investments that the Company elects to use the measurement alternative, the Company makes a qualitative assessment of whether the investment is impaired at each reporting date. If a qualitative assessment indicates that the investment is impaired, the Company has to estimate the investment’s fair value in accordance with the principles of ASC 820. If the fair value is less than the investment’s carrying value, the Company has to recognize an impairment loss in net income equal to the difference between the carrying value and fair value. Prior to 2018, these securities were classified as available-for-sale securities and measured and recorded at fair value with unrealized changes in fair value recorded through other comprehensive income.

Investments in entities which the Company can exercise significant influence and holds an investment in voting common shares or in-substance common shares (or both) of the investee but does not own a majority equity interest or control are accounted for using the equity method of accounting in accordance with ASC topic 323 (“ASC 323”), Investment — Equity Method and Joint Ventures. Under the equity method, the Company initially records its investments at cost and the difference between the cost of the equity investee and the fair value of the underlying equity in the net assets of the equity investee is recognized as equity method goodwill, which is included in the equity method investment on the consolidated balance sheets. The Company subsequently adjusts the carrying amount of the investments to recognize the Company’s proportionate share of each equity investee’s net income or loss into earnings after the date of investment. The Company evaluates the equity method investments for impairment under ASC 323. An impairment loss on the equity method investments is recognized in earnings when the decline in value is determined to be other-than-temporary.

Convertible debt

Convertible debt

The Company determines the appropriate accounting treatment of its convertible debts in accordance with the terms in relation to the conversion feature, call and put option, and beneficial conversion feature. After considering the impact of such features, the Company may account for such instrument as a liability in its entirety, or separate the instrument into debt and equity components following the guidance described under ASC 815 Derivatives and Hedging and ASC 470 Debt.

The debt discount, if any, together with related issuance cost are subsequently amortized as interest expense over the period from the issuance date to the earliest conversion date. The Company presented the issuance cost of debt in the balance sheet as a direct deduction from the related debt.

Treasury stock	Treasury stock The Company accounted for those shares repurchased and no longer outstanding as treasury stock at cost.
Revenue recognition

Revenue recognition

The Company adopted the new revenue guidance as of January 1, 2018 using the modified retrospective method. Results for reporting periods beginning on or after January 1, 2018 are presented under ASC 606, while prior period amounts are not adjusted and continue to be reported in accordance with the Company’s historic accounting method under ASC 605.

Impact on Adoption of New Revenue Recognition

Pursuant to the adoption of ASC606, the main impacts are a) the presentation of VAT recognized in revenue from "gross" to "net", which results in equal decreases of revenues and cost of revenues, and b) the recognition of revenues and expenses at fair value for advertising barter transactions ("Barter Transaction"), which mainly results in the increase of revenue and advertising expenses.

Under the previous guidance of ASC 605, advertising barter transactions for which the fair value of the advertising services was not determinable was recorded at the carrying amount of the advertising surrendered since the Company did not settle such barter transactions with the counterparties in cash. Under the new guidance of ASC 606, advertising barter transactions are recorded at the fair value of the advertising received by reference to the fair value of advertising services provided to other customers.

The Company recorded a net reduction to opening retained earnings of $0.3 million resulting from Barter Transactions as of January 1, 2018 due to the cumulative impact of adopting ASC 606.

Adoption of the standards related to revenue recognition which impacted the Company’s current period reported results are as follows:

	Year Ended December 31, 2018
		Adjustments	Barter
	ASC 605	VAT	Transaction	ASC 606
	(In thousands, except for percentage)
Net revenues	$2,113,954	$(118,006)	$112,379	$2,108,327
- Advertising	1,776,944	(100,038)	112,379	1,789,285
- Non-advertising	337,010	(17,968)	—	319,042
Cost of revenues	570,046	(118,006)	—	452,040
Operating expenses	1,076,520	—	112,813	1,189,333
- Sales and marketing	587,149	—	112,813	699,962
Income from operations	$467,388	$—	$(434)	$466,954
Gross margin	73.0%			78.6%
Operating margin	22.1%			22.1%

No other material impacts on the consolidated financial statements of 2018 arising from the adjustments on VAT and Barter Transaction. Other than the above, the Company’s revenue recognition under ASC 606 did not change from that under ASC 605.

Under ASC 606, revenues are recognized when control of the promised goods or services is transferred to our customers, in an amount that reflects the consideration we expect to be entitled to in exchange for those goods or services. The Company identifies its contracts with customers and all performance obligations within those contracts. The Company then determines the transaction price and allocates the transaction price to the performance obligations within the Company's contracts with customers, recognizing revenue when, or as, the Company satisfies its performance obligations when control of the promised goods or services transferred to the customers.

Certain customers may receive sales rebates, which are accounted for as variable consideration. The Company estimates annual expected revenue volume of each individual agent with reference to their historical results. The Company recognizes revenue for the amount of fees it receives from its advertisers, after deducting sales rebates and net of value-added tax (“VAT”) under ASC 606. The Company believes that there will not be significant changes to its estimates of variable consideration.

The following table presents our revenues disaggregated by revenue source.

	Year Ended December 31,
	2016	2017	2018
	(In thousands)
Portal advertising	$304,090	$320,473	$290,215
Weibo advertising	570,982	996,745	1,499,180
Elimination	(3,885)	(5,352)	(110)
Advertising revenues	871,187	1,311,866	1,789,285

Portal non-advertising	74,931	122,535	111,412
Weibo value added services (“VAS”)	84,818	153,309	219,338
Elimination	—	(3,826)	(11,708)
Non-advertising revenues	159,749	272,018	319,042
Net revenue	$1,030,936	$1,583,884	$2,108,327

Advertising Revenues

The Company generates revenues primarily by delivering advertising on the Company's portal properties and Weibo's social media's properties. Advertising revenues are derived principally from online advertising and marketing, including display advertising and promoted marketing, and, to a lesser extent, sponsorship arrangements. The majority of the Company's revenue transactions are based on standard business terms and conditions, which are recognized net of agency rebates.

Display advertising arrangements allow advertisers to place advertisements on particular areas of the Company’s websites or platform, in particular formats and over particular periods of time. Advertising revenues from display advertising arrangements are recognized ratably over the contract period of display, when the collectability is reasonably assured. The Company enters into cost per day (“CPD”) advertising arrangements with customers, under which the Company recognizes revenues ratably over the contract period. The Company also enters into cost per mille (“CPM”), or cost per thousand impressions, advertising arrangements with the customers. Promoted marketing arrangements are primarily priced based on CPM. Under the CPM model, customers are obligated to pay when the advertisement is displayed and the Company recognizes revenues based on the number of times that the advertisement has been displayed.

Sponsorship arrangements allow advertisers to sponsor a particular area on its websites in exchange for a fixed payment over the contract period. Advertising revenues from sponsorship are recognized ratably over the contract period. Advertising revenues derived from the design, coordination and integration of online advertising and sponsorship arrangements to be placed on the Company’s websites are recognized ratably over the term of such arrangements.

The Company’s contracts with customers may include multiple performance obligations, which primarily consist of combination of services to allow customer to place advertisements on different areas of the Company’s websites or platform. For such arrangements, advertising arrangements involving multiple deliverables are broken down into single-element arrangements based on their stand-alone selling price for revenue recognition purposes. For the deliverables that have not been sold separately, the best estimate of the stand-alone selling price is taken into consideration of the pricing of advertisings of the Company’s platform with similar characteristics and advertisements with similar formats and quoted prices from competitors and other market conditions. Revenues recognized with reference to best estimates of selling price were immaterial for all periods presented. Most of such contracts have all performance obligations completed within one year.

Non-advertising Revenue

Portal non-advertising services

Loan facilitation services

The Company provides lending related services through which the Company matches lenders to borrowers and facilitates the execution of loan agreements between the lenders and the borrowers, with the terms of loan generally within one year. The Company is obligated to recommends borrowers to the lenders from certain mobile platform and to provide a credit assessment on the potential borrowers to facilitate the lenders in making their own investment decision. In light of the above, the Company determined that the Company is not the legal lender and does not record loans receivable and payable arising from the loan.  The Company earns loan matching servicing fees and the post origination services from the borrowers base on an agreed fixed percentage of loan amount. The Company also provides guarantee on the principal, interest payment and penalty fee of the defaulted loans to the lenders. Although the Company did not sell these services separately, the Company determined that all deliverables have standalone value. The Company determined that the financial guarantee is within the scope of ASC 460-10 “Guarantees” and recognized it as a separate liability at inception, with the remaining consideration recognized as revenues under ASC 606-25. The value of guarantee liability is estimated taking into consideration discounting expected future payouts, net expected loss rates and incorporating a markup margin. Subsequent to the inception of the loan, the guarantee liability initially recognized is reassessed in each period end of financial statements as the Company is released from risk under the guarantee either through expiry or cash out. Upon the occurrence of any triggering event or condition under the guarantee, the Company compensates the lenders for their principal and interest losses and obtains the recourse rights from the lender to recover the amounts paid under the guarantee.

The Company considers the loan matching services and the post origination services as a multiple element revenue arrangement, and first allocates the consideration to the guarantee liability equaling to the fair value of the guarantee liability. Then the remaining consideration is allocated to the loan matching services and post-origination services using their relative estimated selling prices under ASC 606. The revenue from loan matching service is recognized when the facilitation obligation is completed, which is generally at the loan inception date.  Post-origination revenue is recognized when service is provided.

Online payment services

The Company provides online payment service for Internet merchants and earns transaction fees from fund transfer transactions. Revenues resulting from these transactions are recognized when transactions are completed. Transaction fee is charged based on certain criteria (such as account type and volume of payments) for funds they receive.

Weibo VAS

Weibo fee-based services allow the Company’s users to subscribe to services on its websites or platform, mainly including Weibo VIP membership, living stream and game-related service. Revenues from these services are recognized when control of the promised services is transferred to customers, in an amount that reflects the consideration the Company expects to be entitled to in exchange for those services.

Weibo VIP membership

Weibo VIP membership is a service package consisting of one performance obligation of providing user certification and preferential benefits, such as daily priority listings and higher quota for following user accounts. Prepaid VIP membership fees are recorded as deferred revenue and recognized as revenue ratably over the contract period of the membership service.

Live streaming

Live streaming generates revenue from sales of virtual items in the Yizhibo platform. Users can access the platform and view the live streaming content and interact with the broadcasters for free.

The Company designs, creates and offers various virtual items for sales to users with pre-determined selling price. Each virtual item is considered as a distinctive performance obligation. Sales proceeds are recorded as deferred revenue and recognized as revenue based on the consumption of the virtual items. Users can purchase and present virtual items to broadcasters to show support for their favorite ones. Under the arrangements with broadcasters or broadcaster agencies, the Company shares with them a portion of the revenues derived from the consumption of virtual items. Revenues derived from the sale of virtual items are recorded on a gross basis as the Company has determined that it acts as the principal to fulfill all obligations related to the live streaming services. The portion paid to broadcasters and/or broadcaster agencies is recognized as cost of revenues. The Company does not have further obligations to the user after the virtual items are consumed.

Game related services

The majority of the game related service revenues are generated from purchasing of virtual items through its game platform. Each virtual item is considered as a distinctive performance obligation. The Company collects payments from the game players in connection with the sale of virtual currency, which are converted into in-game credits (game tokens) that can be used to purchase virtual items in the third party developed games. The Company remits certain predetermined percentages of the proceeds to the game developers when the virtual currency is converted into in-game credits.

The Company has determined that the game developers are the primary obligors for the web game services, based on whether the game developers are responsible for developing, maintaining and updating the game related services and have reasonable latitude to establish the prices of virtual items for which in-game credits are used. Revenue is recorded on a gross basis for games when the Company is acting as the principal in fulfilling all obligations related to the games and revenue is recorded net of predetermined revenue sharing with the game developers for games. The Company’s primary responsibility is to promote the games of the developers, provide virtual currency exchange service, maintain the platform for game players to easily access the games and offer customer support to resolve registration, log-in, currency exchange and other related issues.

Virtual currencies in general are not refundable once they have been sold unless there are unused in-game credits at the time a game is discontinued. Sale of virtual items are recognized as revenues over the estimated consumption period of in-game virtual items, which is typically from a few days to one month after the purchase of in-game credits.

Contract Balances

The Company enters into contracts with its customers, which may give rise to contract assets (unbilled revenue) or contract liabilities (deferred revenue). The payment terms and conditions within the Company's contracts vary by the type and location of its customer and products or services purchased, the substantial majority of which are due in less than one year. No material impact on the contract assets was arising from the new guidance of revenue recognition.

Deferred revenue related to unsatisfied performance obligations at the end of the period and consist of a) the unamortized balance of license fees, which are mostly derived from a licensing agreement to Leju, a subsidiary of E-House (China) Holdings Limited (“E-House”) and b) the unamortized balance of service fee paid by third parties, which are mainly received from the customer advance of advertising and marketing services and online gaming business. The deferred revenues are amortized on a straight-line basis through the service period. Due to the generally short-term duration of the contracts, the majority of the performance obligations are satisfied in the following reporting period. The amount of revenue recognized that was included in the deferred revenue balance at the beginning of the period was $106.7 million for the year ended December 31, 2018.

Practical Expedients and Exemptions

The Company generally expenses sales commissions when incurred because the amortization periods are generally one year or less. These costs are recorded within sales and marketing expenses.

Allowance for doubtful accounts

Allowance for doubtful accounts

The Company maintains an allowance for doubtful accounts which reflects its best estimate of amounts that potentially will not be collected. The Company determines the allowance for doubtful accounts based on a historical, rolling average, bad debt rate in the prior year and other factors, such as credit-worthiness of the customers and the age of the receivable balances. The Company also provides specific provisions for bad debts when facts and circumstances indicate that the receivable is unlikely to be collected. If the financial condition of the Company’s customers were to deteriorate, resulting in an impairment of their ability to make payments, or if the company incurs more bad debt than the original estimates, additional allowances would be required that could materially impact the Company’s financial position and results of operations.

Cost of revenues

Cost of revenues

Advertising. Cost of advertising revenues consists mainly of costs associated with the production of websites, which includes fees paid to third parties for Internet connection, content and costs of revenue shared with third parties, payroll-related expenses and equipment depreciation associated with the website production.

Non-advertising. Costs of non-advertising revenues mainly consist of fees or royalties paid to third-party content and service providers, costs of revenue shared with third parties, costs for providing the enterprise services and employee related cost for non-advertising business.

Prior to January 1, 2018, the Company presents taxes assessed by a governmental authority that are both imposed on and concurrent with a specific revenue-producing transaction on a gross basis in the financial statements. The Company is subject to 6.7% Value-Added Tax (“VAT” or “turnover tax”) and surcharges for its revenues and an additional 3% cultural business construction fees for its advertising and marketing revenues. Pursuant to the adoption of ASC 606 effectively beginning January 1, 2018, the Company changed the presentation of the VAT from gross basis to net against revenue, which results in equal decrease of revenues and cost of revenues. The total amounts of such taxes for 2016, 2017 and 2018 were $88.1 million, $138.3 million and $65.7 million, respectively, with VAT excluded from the cost of sales since 2018.

Advertising expenses

Advertising expenses

Advertising expenses consist primarily of costs for the promotion of corporate image, marketing expenses related to advertising barter transaction, product marketing and direct marketing. The Company expenses all advertising costs as incurred and classifies these costs under sales and marketing expenses. The Company expenses all such direct marketing expenses. Advertising expenses for 2016, 2017 and 2018 were $123.4 million, $268.3 million and $521.4 million, respectively.

Product development expenses

Product development expenses

Product development expenses consist primarily of payroll-related expenses incurred for enhancement to and maintenance of the Company’s websites as well as costs associated with new product development and product enhancements. The Company expenses all costs incurred for the planning and post implementation phases of development and costs associated with repair or maintenance of the existing site or the development of website content. Since inception, the amount of costs qualifying for capitalization has been immaterial and, as a result, all product development costs have been expensed as incurred.

Operating leases

Operating leases

The Company leases office space under operating lease agreements with initial lease term up to six years. Rental expense is recognized from the date of initial possession of the leased property on a straight-line basis over the term of the lease. Certain lease agreements contain rent holidays, which are recognized on a straight-line basis over the lease term. Lease renewal periods are considered on a lease-by-lease basis and are generally not included in the initial lease terms.

Stock-based compensation

Stock-based compensation

All stock-based awards to employees and directors, including stock options and restricted share units (“RSUs”), are measured at the grant date based on the fair value of the awards. Stock-based compensation, net of forfeitures, is recognized as expense on a straight-line basis over the requisite service period, which is the vesting period. Options granted generally vest over four years.

The Company uses the Black-Scholes option pricing model to estimate the fair value of stock options. The determination of the estimated fair value of stock-based payment awards on the grant date using an option pricing model is affected by the Company’s stock price as well as assumptions regarding a number of complex and subjective variables. These variables include the Company’s expected stock price volatility over the expected term of the awards, actual and projected employee stock option exercise behaviors, a risk-free interest rate and any expected dividends. Shares of the Company’s subsidiary, which do not have quoted market prices before they were publicly listed, were valued based on the income approach, if a revenue model had been established, or valued based on the market approach, if information from comparable companies had been available or a weighted blend of these approaches if more than one is applicable.

The Company recognizes the estimated compensation cost of service-based restricted share units based on the fair value of its ordinary shares on the date of the grant. The Company recognizes the compensation cost, net of estimated forfeitures, over a vesting term of generally four years.

For service-based restricted stock awards and performance-based restricted stock awards, the Company recognizes the compensation expense only when it is probable that those awards will meet the performance and service vesting condition on a straight-line basis over the requisite service period.

Forfeitures are estimated at the time of grant and revised in subsequent periods if actual forfeitures differ from those estimates. The Company uses historical data to estimate pre-vesting option and restricted share units forfeitures and records stock-based compensation expense only for those awards that are expected to vest. See Note 15 for further discussion on stock-based compensation.

Taxation

Taxation

Income taxes

Income taxes are accounted for using the asset and liability approach. Under this approach, income tax expense is recognized for the amount of taxes payable or refundable for the current year. In addition, deferred tax assets and liabilities are recognized for expected future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities, and for operating losses and tax credit carry-forwards. The Company records a valuation allowance against the amount of deferred tax assets that it determines is not more-likely-than-not to be realized.

Uncertain tax positions

To assess uncertain tax positions, the Company applies a more likely than not threshold and a two-step approach for the tax position measurement and financial statement recognition. Under the two-step approach, the first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being realized upon settlement.

Foreign currency

Foreign currency

The Company’s reporting currency and functional currency are the U.S. dollar. The Company’s operations in China and in international regions use their respective currencies as their functional currencies. The financial statements of these subsidiaries are re-measured into U.S. dollars using period-end rates of exchange for assets and liabilities and average rates of exchange in the period for revenues and expenses. Translation gains and losses are recorded in accumulated other comprehensive income or loss as a component of shareholders’ equity. Translation gains or losses are not released to net income unless the associated net investment has been sold, liquidated, or substantially liquidated.

Foreign currency transactions denominated in currencies other than the functional currency are re-measured into the functional currency using the exchange rates prevailing at the dates of the transactions. Monetary assets and liabilities denominated in foreign currencies are re-measured into the functional currency using the applicable exchange rates at the balance sheet dates. Net gains and losses resulting from foreign exchange transactions are included in interest and other income, net.

Foreign currency translation adjustments included in the Company’s comprehensive income were losses of $72.4 million and $119.6 million for 2016 and 2018, respectively, and an income of $87.3 million for 2017. The Company recorded a net foreign currency transaction income of $0.3 million and $0.8 million in 2016 and 2018, respectively, and net losses of $2.0 million in 2017, which is recorded in the interest and other income, net in the consolidated statements of comprehensive income.

Comprehensive income (loss)

Comprehensive income (loss)

Comprehensive income (loss) is defined as the change in equity of a company during a period from transactions and other events and circumstances excluding transactions resulting from investments from owners and distributions to owners. Comprehensive income (loss) for the periods presented includes net income (loss), net change in unrealized gains (losses) on marketable securities classified as available-for-sale (net of tax), foreign currency translation adjustments, and share of change in other comprehensive income of equity investments one quarter in arrears. On January 1, 2018, the date of initially applying ASU 2016-1, an unrealized gains of $38.7 million on marketable securities previously classified as available-for-sale was reclassified from accumulated other comprehensive income to retained earnings. Subsequently all the fair value changes arising from marketable securities will be recognized in the earnings.

Recent accounting pronouncements

Recent accounting pronouncements

In February 2016, the FASB issued a new standard on leases, ASU 2016-2, which requires that a lessee recognize the assets and liabilities that arise from operating leases. A lessee should recognize a liability to make lease payments (the Lease Liability) and a right-of use representing its right to use the underlying asset for the lease term in the statements of financial position. For leases with a term of 12 months or less, a lessee is permitted to make an accounting policy election by class of underlying asset not to recognize lease assets and lease liabilities.In July 2018, the FASB issued an amendment on leases, ASU 2018-11, which provides another transition method in addition to the existing transition methods by allowing entities to initially apply the new leases standard at the effective date and recognize a cumulative-effect adjustment to the opening balance of retained earnings in the period of adoption. The Company will adopt the new lease standard beginning the first quarter of fiscal year 2019 using the transition method provided by ASU 2018-11 and will not retrospectively adjust the prior comparative periods. The impact of initially applying the guidance on the opening balance of 2019 is estimated mainly to be recognition of approximately $35 million to $40 million of leasing related assets and liabilities that arise from operating leases, respectively.

In June 2016, the FASB issued of ASU No. 2016-13, "Financial Instruments-Credit Losses (Topic 326), Measurement of Credit Losses on Financial Instruments", which will be effective for the Company in the fiscal year of 2020. The guidance replaces the incurred loss impairment methodology with an expected credit loss model for which an entity recognizes an allowance based on the estimate of expected credit loss. In November 2018, the FASB issued an amendment of Topic 326, ASU No. 2018-19, which clarifies that receivables arising from operating leases are not within the scope of Subtopic 326-20 and should be accounted for in accordance with Topic 842, Leases. The Company is currently evaluating the impact of adopting ASU No. 2016-13 on its consolidated financial statements.

In January 2017, the FASB issued ASU No. 2017-04, Intangibles—Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment. The amendments in this ASU simplify the subsequent measurement of goodwill by eliminating Step 2 from the goodwill impairment test. Under the amendments, an entity should perform its annual, or interim, goodwill impairment test by comparing the fair value of a reporting unit with its carrying value, which eliminates the current requirement to calculate a goodwill impairment charge by comparing the implied fair value of goodwill with its carrying amount. The amendments will be effective beginning the first quarter of fiscal year 2020. The Company will early adopt the guidance in 2019 on a prospective basis and no impact is expected from the amendments.